DIMENSIONAL INVESTMENT GROUP INC.

SUPPLEMENT TO PROSPECTUS
DATED MARCH 24, 2000

                Effective July 27, 2000, shares of the Tax-Managed U.S. Marketwide Value Portfolio XI will no longer be offered for sale.  All references in this Prospectus to the Tax-Managed U.S. Marketwide Value Portfolio XI are hereby eliminated.

The effective date of this Supplement is July 27, 2000.